UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 Or 15d Of The
Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported) August 15, 2006
INTUIT INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21180	77-0034661

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
2700 Coast Avenue
Mountain View, CA 94043
(Address of principal executive offices)
(zip code)
(Registrant’s telephone number, including area code) (650) 944-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers.
     On August 15, 2006, Diane Greene was named to the Board of Directors of Intuit Inc. (“Intuit”) and the number of directors was increased from nine to ten members. Ms. Greene will serve as a member of Intuit’s Audit Committee. A copy of the press release announcing Ms. Greene’s appointment is attached as Exhibit 99.01 to this report.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
99.01	Press Release, dated August 17, 2006 announcing appointment of Diane B. Greene to the Board of Directors of Intuit Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intuit Inc.

Date: August 17, 2006	By: /s/ Kiran M. Patel

Kiran M. Patel Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.01	Press Release, dated August 17, 2006 announcing appointment of Diane B. Greene to the Board of Directors of Intuit Inc.